EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 14, 2012, is made by and among HPEV, Inc., a Nevada corporation (the “Company”), and the investors listed on the Schedule of Purchasers attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS:

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”);

B. The Company has authorized a new series of its Preferred Stock, par value $.001 per share, which shall be called the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”), which shall be convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) (as so converted, the “Conversion Shares”), or, under certain circumstances, redeemed or converted into senior convertible debentures (“Debentures”), all in accordance with the terms of the Company’s Certificate of Designation in the form attached hereto as Exhibit A (the “Certificate of Designation”);

C. The Purchasers wish to purchase, upon the terms and conditions stated in this Agreement, (i) an aggregate of Two Hundred (200) shares of the Preferred Stock (the “Preferred Shares”) in the respective amounts set forth opposite each Purchaser’s name on the Schedule of Purchasers, and (ii) warrants (the “Warrants”) to purchase shares of Common Stock (as exercised collectively, the “Warrant Shares”) for each Preferred Share purchased by such Purchaser on the Closing Date (as defined below), such Warrants to be substantially in the form attached hereto as Exhibit B;

D. The Company desires further to issue and sell at Subsequent Closings (defined below) (i) an additional two hundred (200) Preferred Shares and (ii) additional Warrants for each additional Preferred Share purchased by the purchaser(s) at each Subsequent Closing, such Warrants also to be substantially in the form attached hereto as Exhibit B;

E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, the Company and the Purchasers hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

a. Purchase and Sale. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6, the Company shall issue and sell to the Purchasers and the Purchasers severally agree to purchase from the Company two hundred (200) Preferred Shares and the related Warrants (the “Closing”). The purchase price (the “Purchase Price”) of the 200 Preferred Share and the related Warrants shall be an aggregate of Five Hundred Thousand Dollars ($500,000.00). “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

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b. The Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., California Time, within one (1) Business Day following the date hereof, subject to satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 (or such later date as is mutually agreed to by the Company and the Purchaser in writing), provided that either party may terminate this Agreement in the event that the Closing shall not have occurred within thirty (30) days of the date of this Agreement (or such later date as is mutually agreed to by the Company and the Purchaser in writing). The Closing shall occur on the Closing Date at the offices of David B. Manno of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York, 10006.

c. Form of Payment.

(i) On the Closing Date each Purchaser shall pay the Purchase Price to the Company for the Preferred Shares and the related Warrants to be issued and sold to such Purchaser, and the Company shall deliver to each Purchaser stock certificates (in the denominations as such Purchaser shall request) (the “Stock Certificates”) representing such number of the Preferred Shares which such Purchaser is then purchasing duly executed on behalf of the Company and registered on the books of the Company in the name of such Purchaser, and all Warrants that the Purchaser shall have purchased in connection with the Closing.

(ii) The Purchase Price shall be paid as follows: (A) $313,777.62 in cash, less the amount of expense reimbursement pursuant to Section 4(c), and (B) $186,222.38 by cancelation of indebtedness evidenced by those certain Promissory Notes B-1, B-2, B-3, and B-4, dated, respectively, April 27, 2012, May 22, 2012, June 28, 2012, and July 11, 2012, (together referred to hereinafter collectively as the “Note”). The initial Closing and receipt of associated cash funding by the Company from Purchaser under Section 1(c)(ii)(A) will not be considered a “Next Equity Financing” triggering repayment of the Company’s other outstanding promissory notes to Purchaser.

d. Additional Shares. Following the Closing, the Company may sell up to Two Hundred (200) additional Preferred Shares and associated Warrants to Purchaser or to other qualified investors, which shall be designated by Purchaser, at one or more subsequent closings (each a “Subsequent Closing”), provided that the Company shall have the option to require the Purchaser to purchase up to an additional Two Hundred (200) Preferred Shares and associated Warrants at a Subsequent Closing in the event that written certification (the “Certification Notice”) shall have been received by the Company from Mohler Technology, Inc., or a similar federally licensed testing facility reasonably acceptable to Purchaser, evidencing that four (4) motors incorporating the Company’s technology have been comprehensively tested in accordance with applicable NEMA, ANSI and IEEE standards and that the results of these tests meet or exceed the minimum requirements for certification under those standards; that those same four (4) motors incorporating the Company’s technology have passed tests with respect to (i) IEEE 112 in Methods E, E1, F or F1 with a maximum horsepower of 4,000 for F or F1, (ii) sound pressure testing to IEEE 85 and NEMA MG1 20 standards, (iii) bearing temperature testing, (iv) speed versus torque/current testing, (v) polarization index testing per IEEE 45 standards, and (vi) IEEE 112 Method B for full efficiency; and that testing evidences an improvement in power density of at least Twelve Percent (12.00%) compared to the same motor not incorporating HPEV technology. The Purchaser shall be entitled to pay the purchase price for additional Preferred Shares by combination of cash and cancelation of the Company’s outstanding indebtedness. The Company will give the Purchaser at least seven (7) business days notice of any Subsequent Closing, which notice will include the date for the Subsequent Closing, which will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York, 10006. In the event the Company shall not have received the Certification Notice within one hundred eighty (180) calendar days after the date of the initial Closing, Purchaser shall have a twelve (12) month option, exercisable during such period at its sole discretion by delivery of written notice to the Company, to purchase the additional Two Hundred (200) Preferred Shares and associated Warrants in a Subsequent Closing to be held within seven (7) days of such notice.

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2. PURCHASERS’ REPRESENTATIONS AND WARRANTIES.

Each Purchaser represents and warrants with respect to itself that:

a. Investment Purpose. Such Purchaser (i) is acquiring the Preferred Shares and the Warrants, (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares or Debentures then issuable, (iii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof , and (iv) upon conversion of the Debentures, will acquire the shares of common stock issuable upon conversion thereof (the Preferred Shares, the Warrants, the Conversion Shares, the Debentures, the Warrant Shares, and shares of common stock issuable upon conversion of the Debentures, collectively are referred to herein as the “Securities”), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D as promulgated by the United States Securities and Exchange Commission under the Act.

c. Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Securities.

d. Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

e. No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f. Transfer or Resale. Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

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g. Legends. Such Purchaser understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to Rule 144. Such Purchaser acknowledges, covenants and agrees to sell Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel to such holder that such sale is exempt from the registration requirements of Section 5 of the 1933 Act.

h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

i. Residency. Such Purchaser is a resident of that jurisdiction specified on the Schedule of Purchasers.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Purchasers that:

a. Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business

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and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below) or the Certificate of Designation.

b. Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the execution and filing of the Certificate of Designation by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) this Agreement and the Registration Rights Agreement and, when executed and delivered, the other Transaction Documents, constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c. Capitalization. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof 47,646,441 shares are issued and outstanding; 7,500,000 shares are issuable and reserved for issuance pursuant to Company stock option and/or purchase plans; 2,046,476 shares are issuable and reserved for issuance pursuant to outstanding warrants; and no shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 15,000,000 shares of preferred stock, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding shares have been and are, or upon issuance will be, validly issued, fully paid and nonassessable.

Except as disclosed in Schedule 3(c), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the

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Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Purchaser true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

d. Issuance of Securities. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issuance thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designation. At least 24,250,000 shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(c) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants. Upon conversion or exercise in accordance with the Certificate of Designation or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act. The offer and sale by the Company of the Preferred Shares and the Warrants is being made in reliance upon the exemption from registration set forth in Rule 506 of Regulation D under the 1933 Act and is only being made to “accredited investors” that meet the requirements of Rule 501(a) of Regulation D and similar exemptions under state law.

e. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation, any certificate of designation of any outstanding series of preferred stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

f. SEC Documents. Except as disclosed in Schedule 3(f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “1934 Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the 1934 Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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  g. Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

h. Absence of Certain Changes. Since December 31, 2011, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities, results of operations or prospects of the Company or its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings or any knowledge of any fact which would reasonably lead a creditor to do so.

i. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors in their capacities as such. To the knowledge of the Company none of the directors or officers of the Company have been involved in securities related litigation during the past five years.

j. Acknowledgment Regarding the Purchaser’s Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the Certificate of Designation and the transactions contemplated thereby. The Company further acknowledges that none of the Purchasers is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the Certificate of Designation and the transactions contemplated thereby and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the Transaction Documents and the Certificate of Designation and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

k. No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the issuance of the Preferred Shares and Warrants contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

l. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

m. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

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n. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in a union labor dispute or, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company’s or its Subsidiaries’ employees is a member of a union, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company’s Board of Directors that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company and the Company does not expect to terminate any such officer during the six months following the date of this Agreement.

o. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(o), none of the Company’s trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement.

p. Regulatory Permits. Except where the absence of which would not have a Material Adverse Effect, the Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses. Neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

q. Internal Accounting Controls. The Company is in material compliance with the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

r. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

s. Transactions With Affiliates and Employees. Except as set forth in the SEC Reports filed at least ten calendar days prior to the date hereof, and other than the grant or exercise of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

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t. Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations under the Transaction Documents and the Certificate of Designation, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

u. Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.

v. Insurance. Except as set forth in Schedule 3(v), the Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

w. Environmental Laws. The Company and its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, except where the failure to receive such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval, except where the failure to be in compliance or receive such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

x. No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Purchaser relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

4. COVENANTS.

a. Best Efforts. Each party shall use its best efforts to satisfy timely each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the sum of (A) the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares, (B) the number of shares of Common Stock needed to provide for the issuance of the Warrant Shares, and (C) the number of shares of Common Stock needed to provided for the issuance of shares of Common Stock upon conversion of the Debentures.

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c. Expenses. At the Closing, the Company shall pay up to $10,000 to the Purchasers for reasonable legal fees and costs expenses incurred by Purchasers, the amount of which may be withheld by the Purchasers from the Purchase Price.

d. Filing of Form 8-K. On or before the first (1st) Business Day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents and consummated at the Closing, in the form required by the 1934 Act.

e. Furnishing of Information. Until the earliest of the time that (i) Purchaser no longer owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

f. Corporate Existence. So long as any Purchaser beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith.

g. Additional Registration Statement. In the event the Company has not, within thirty (30) calendar days after the Closing Date, received written commitments to purchase additional securities of the Company in a transaction or series of transactions in which gross proceeds to the Company equal or exceed $2,500,000, then, concurrently with the filing of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall file an additional registration statement (which may at the Company’s discretion be consolidated into, filed with and made a part of the Registration Statement) covering no fewer than 5,000,000 additional shares of Common Stock of the Company, to be available for future sale upon its effective date to meet future financing needs of the Company; provided, that the Company agrees that no sales of such additional shares will be initiated by the Company until at least 90 days after effectiveness of the Registration Statement.

h. Failure to Purchase Additional Shares. In the event that Purchaser defaults in its obligation to purchase additional Preferred Shares and associated Warrants at a Subsequent Closing noticed by the Company after receipt of the Certification Notice, and fails to cure by funding the purchase of such additional Preferred Shares and associated Warrants and completing all necessary documentation to consummate the Subsequent Closing within fifteen (15) days after written demand from the Company, the sole remedy that shall be available to the Company shall be that the Warrants purchased by the Purchaser under this Agreement will be modified to reduce the number of Warrant Shares that such Warrants are exercisable for by 25% without further notice or proceedings.

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Shares and the Warrants to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

(i) Such Purchaser shall have executed each of this Agreement and the Registration Rights Agreement and delivered the same to the Company.

(ii) Such Purchaser shall have delivered to the Company the Purchase Price (less the amounts withheld pursuant to Section 4(c)) for the Preferred Shares and the related Warrants being purchased by such Purchaser at the Closing, (A) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company for the cash portion of the Purchase Price, and (B) by tender of the original Note to the Company for cancelation.

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(iii) The representations and warranties of such Purchaser contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(iv) The Certificate of Designation shall have been filed with the Secretary of State of the State of Nevada.

(v) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Purchaser (the “Resolutions”).

(vi) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and exercise of the Warrants, at least 28,250,000 shares of Common Stock.

(vii) The Company shall have delivered to such Purchaser a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation’s state of incorporation issued by the Secretary of State of such state of incorporation.

(viii) The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation and (C) the By-laws, each as in effect at the Closing Date.

(ix) The Company shall have delivered to such Purchaser a certified copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Nevada.

(x) The Purchaser shall have delivered to the Company such other documents relating to the transactions contemplated by the Transaction Documents as the Company or its counsel may reasonably request.

6. CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase the Preferred Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company and each Purchaser with prior written notice thereof:

(i) The Company shall have executed each of the Transaction Documents, and delivered the same to such Purchaser.

(ii) The Certificate of Designation shall have been filed with the Secretary of State of the State of Nevada.

(iii) The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents or the Certificate of Designation to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as such Purchaser may reasonably request.

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(iv) The Company shall have executed and delivered to such Purchaser the Stock Certificates for the Preferred Shares and the Warrants being purchased by such Purchaser at the Closing.

(v) The Board of Directors of the Company shall have adopted the Resolutions.

(vi) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and exercise of the Warrants, at least 28,250,000 shares of Common Stock.

(vii) The Company shall have delivered to such Purchaser a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation’s state of incorporation issued by the Secretary of State of such state of incorporation.

(viii) The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation and (C) the By-laws, each as in effect at the Closing Date.

(ix) The Company shall have delivered to such Purchaser a certified copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Nevada within ten calendar days of the Closing Date.

(x) The Company shall have delivered to the Purchasers such other documents relating to the transactions contemplated by the Transaction Documents as the Purchasers or their counsel may reasonably request.

(xi) The Company shall have executed and delivered to Purchaser a certificate or certificates, pursuant to which the Company shall certify the number of shares that may be purchased pursuant to the terms and conditions of those certain Common Stock Purchase Warrants W-B-1, W-B-2, W-B-3, and W-B-4, dated, respectively, April 27, 2012, May 22, 2012, June 28, 2012, and July 11, 2012, which were issued in connection with the original issuance of the Note, satisfactory to Purchaser in all respects.

(xii) The By-laws shall have been amended as set forth in Exhibit D.

(xiii) Stockholders of the Company shall have agreed in writing satisfactory to Purchaser (1) to nominate to serve as independent directors individuals designated in writing by Purchaser (the “Spirit Bear Designees”) in such number as shall be equal to the number of current directors; (2) to call a special meeting of the shareholders of the Company for the purpose of ratifying the nomination of the Spirit Bear Designees; (3) as applicable, to vote its respective shares in the affirmative for the election of the Spirit Bear Designees to the Board of Directors; and (4) to take any and all such steps as shall be required to ensure that, during the period of three (3) years beginning on the Closing Date (or until such date as Purchaser shall cease to be an affiliate of the Company, should such date occur earlier than the third anniversary of the Closing Date) the Company’s Board of Directors shall, irrespective of the number of members, at all times be composed of an even number of members of which at least Fifty Percent (50.00%) shall be Spirit Bear Designees.

(xiv) The Bylaws or charter of the Company shall be amended to the satisfaction of the Purchaser to provide that the Company’s Board of Directors shall, irrespective of the number of members, at all times be composed of an even number of members of which at least Fifty Percent (50.00%) shall be individuals designated by Spirit Bear and who shall be deemed Independent Directors during the period of three (3) years beginning on the Closing Date (or until such date as Purchaser shall cease to be an affiliate of the Company, should such date occur earlier than the third anniversary of the Closing Date).

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7. SUBSEQUENT SALE OF SHARES BELOW PURCHASE PRICE.

For a period of one (1) year from the Closing Date, in the event that the Company issues or sells any shares of common stock for a price (“Base Price”) less than $0.22 per share, or issues or sells any Common Stock Equivalent (defined below) convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, common stock for less than payment of the Base Price (any such sale or issuance of common stock or Common Stock Equivalents being referred to herein as a “Dilutive Issuance”), then the Company shall promptly issue additional shares of common stock to Purchaser, for no additional consideration, in an amount sufficient that the total purchase price paid by Purchaser for all Preferred Shares and Warrants purchased by such Purchaser at the Closing and held of record by such Purchaser at the time of the Dilutive Issuance, when divided by the sum of (i) the product of (A) 20,000 and (B) the number of such Preferred Shares so held plus (ii) the total number of additional shares of common stock to be issued to Purchaser under this Section as a result of the Dilutive Issuance, will equal the Base Price (such adjustment, a “Dilution Adjustment”). Such Dilution Adjustment shall be made successively whenever a Dilutive Issuance is made within the one (1) year period. Notwithstanding the foregoing, this Section shall not apply in respect of an Exempt Issuance (defined below).

As used in this Section, the term “Common Stock Equivalent” means any security of the Company which would entitle the holder thereof to acquire at any time common stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, common stock.

As used in this Section the term “Exempt Issuance” means the issuance of (A) the Preferred Shares and Warrants, the Debentures, if issued, and securities upon the exercise or exchange of or conversion of the Preferred Shares, Warrants or Debentures, (B) shares of common stock or options to employees, officers, consultants or directors of the Company pursuant to any stock option plan of the Company in effect on the date hereof on the terms in effect on the date hereof, and any shares of common stock issued or issuable to such persons pursuant to incentive agreements, stock purchase or stock option plans, advisory board incentive plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by a compensation committee of the Board of Directors hereafter; or (C) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity so long as such issuances are not for the principal purpose of raising capital.

8. INDEMNIFICATION. In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents and the Certificate of Designation, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or Certificate of Designation or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or the Certificate of Designation or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit

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or claim which is (x) brought or made by the Company and (y) is not a shareholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or the Certificate of Designation, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (iii) solely the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

9. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of San Francisco for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or

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undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers which purchased at least two-thirds (2/3) of the Preferred Shares on the Closing Date, or their assigns or, if prior to the Closing Date, the Purchasers listed on the Schedule of Purchasers as being obligated to purchase at least two-thirds (2/3) of the Preferred Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares or Warrants then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designation unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of the Preferred Shares, as the case may be.

f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally or by electronic mail; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

HPEV, Inc.

c/o Quentin Ponder, CFO

27420 Breakers Drive

Wesley Chapel, Florida 33544

Telephone: (813) 929-1877

Facsimile: (813) 929-1875

Email: qponder@verizon.net

With a copy to:

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York, 10006

Telephone: (212) 981-6772

Facsimile: (212) 930-9725

If to a Purchaser, to it at the business address, email or facsimile number set forth on the Schedule of Purchasers, with copies to such Purchaser’s representatives as set forth on the Schedule of Purchasers, or at such other address and/or facsimile number and/or to the attention of such other person(s) as the recipient party has specified by written notice given to each other party five calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communications, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder, including by merger or consolidation, without the prior written consent of the Purchasers which purchased at least two-thirds (2/3) of the Preferred Shares on the Closing Date, or their assigns. The rights under this Agreement are assignable by a Purchaser without the consent of the Company; provided, however, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents or the Certificate of Designation, Purchasers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan secured by the Securities.

h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. Unless this Agreement is terminated under Section 8(l), the representations and warranties of the Company and the Purchasers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8, and the indemnification provisions set forth in Section 7, shall survive the Closing. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j. Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions as the Company reasonably believes, after consulting with its counsel, to be required by applicable law and regulations (although each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. Termination. In the event that the Closing shall not have occurred with respect to a Purchaser on or before one (1) Business Day after the date hereof due to the Company’s or the Purchaser’s failure to satisfy the conditions set forth in Sections 5 and 6 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

m. Placement Agent. The Company acknowledges that it has not engaged a placement agent in connection with the sale of the Preferred Shares and the Warrants. The Company shall be responsible for the payment of any placement agent’s fees or brokers’ commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out of pocket expenses) arising in connection with any such claim.

n. Intentionally Omitted.

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o. Remedies. Each Purchaser and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and the Certificate of Designation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

p. Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Registration Rights Agreement, the Certificate of Designation or the Warrants or such Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or to a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then, to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

The remainder of this page is intentionally left blank.

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IN WITNESS WHEREOF, the Purchasers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

HPEV, INC.

By: /s/ Timothy Hassett

Timothy Hassett, CEO

PURCHASERS:

SPIRIT BEAR LIMITED

 By: /s/  Jay Palmer

Jay Palmer, President

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 SCHEDULE OF PURCHASERS

Investor Name	Investor Address and Facsimile Number	Number of Preferred Shares (with corresponding Warrants)	Purchase Price

Spirit Bear Limited	1470 First Avenue No. 4A New York, NY 10075 718.208.4075	200	$ 500,000

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SCHEDULES

Schedule of Purchasers

Schedule 3(a) - Subsidiaries

Schedule 3(c) - Capitalization

Schedule 3(f) - SEC Documents

Schedule 3(o) - Intellectual Property

Schedule 3(v) - Insurance

EXHIBITS

Exhibit A - Form of Certificate of Designation

Exhibit B - Form of Warrant

Exhibit C - Form of Registration Rights Agreement

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